UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2019

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WILLIS TOWERS WATSON PLC

(Exact name of registrant as specified in its charter)

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Ireland	001-16503	98-0352587
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited
51 Lime Street
London, EC3M 7DQ, England and Wales

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 44 (20) 3124-6000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.000304635 per share	WLTW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

 On July 31, 2019, Willis Towers Watson Public Limited Company (“Willis Towers Watson”) issued a press release announcing its financial results for the period ended June 30, 2019. Willis Towers Watson also posted a slide presentation to its website, which it may refer to during its conference call to discuss the results.

A copy of Willis Towers Watson’s press release and slide presentation are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated by reference herein. A reconciliation between certain non-GAAP financial measures and reported financial results is provided as an attachment to the press release.

Item 7.01    Regulation FD.

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 2.02 and Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated July 31, 2019, announcing the financial results for the period ended June 30, 2019, for Willis Towers Watson plc.

99.2	Slide Presentation, supplementing the above press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

Date: July 31, 2019	By:	/s/ Neil D. Falis
Neil D. Falis
Deputy Company Secretary